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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              January 14, 2003


                      RAWLINGS SPORTING GOODS COMPANY, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                       0-24450                  43-1674348
        --------                       -------                  ----------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                               1859 BOWLES AVENUE,
                             FENTON, MISSOURI 63026
                             ----------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (636) 349-3500
                                                   --------------

          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

         On January 14, 2003, the Registrant filed its Quarterly Report on Form 10-Q for the three months ended November 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

                    Certification of Chief Executive Officer

In connection with the Quarterly Report on Form 10-Q of Rawlings Sporting Goods Company, Inc. (the "Company") for the three months ended on November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. O'Hara, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Stephen M. O'Hara
                                           ----------------------------
                                           Stephen M. O'Hara
                                           Chief Executive Officer
                                           Date:  January 14, 2003


                    Certification of Chief Financial Officer

In connection with the Quarterly Report on Form 10-Q of Rawlings Sporting Goods Company, Inc. (the "Company") for the three months ended on November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Lacey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ William F. Lacey
                                           --------------------
                                           William F. Lacey
                                           Chief Financial Officer
                                           Date:  January 14, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           RAWLINGS SPORTING GOODS COMPANY, INC.


Dated: January 14, 2003
                                                By: /s/ William F. Lacey
                                                    ----------------------
                                                    William F. Lacey
                                                    Chief Financial Officer






















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